EXHIBIT 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Bancorp Rhode Island, Inc. (the “Company”) on Form 10-K for the year ending December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned President and Chief Executive Officer hereby certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(a) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 16th day of March, 2009.

  /s/ Merrill W. Sherman

Merrill W. Sherman

President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Bancorp Rhode Island, Inc. and will be retained by Bancorp Rhode Island, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.